UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  March 10, 2026 (March 5, 2026)

Westrock Coffee Company

(Exact Name of Registrant as Specified in Charter)

Delaware	001-41485	80-0977200
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4009 N. Rodney Parham Road

4th Floor

Little Rock, AR 72212

(Address of Principal Executive Offices, and Zip Code)

(501) 918-9358

Registrant’s Telephone Number, Including Area Code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Shares of common stock, par value $0.01 per share	WEST	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02.Results of Operations and Financial Condition.

On March 10, 2026, Westrock Coffee Company (the “Company”) issued a press release announcing its financial results for the fourth quarter and full year ended December 31, 2025. The fourth quarter and full year 2025 earnings press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information furnished pursuant to this Item 2.02, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be incorporated by reference in any filing made by the Company pursuant to the Securities Act of 1933, as amended, other than to the extent that such filing incorporates by reference any or all of such information by express reference thereto.

Item 5.02.Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 5, 2026, R. Brad Martin and Josie C. Natori informed the Board of Directors (the “Board”) of the Company of their intention to retire from the Board, effectively immediately. Such retirements were not the result of a disagreement with the Company on any matter relating to its operations, policies or practices.

The Board and the Company’s management acknowledge with gratitude the years of service and invaluable contributions of Mr. Martin and Ms. Natori.  In particular, the Company recognizes Mr. Martin and Ms. Natori for the sacrifices made in balancing the demands of leading their own successful enterprises while committing extensive time and energy to guide the Company through the pivotal period from the de-SPAC merger transaction that took the Company public, to the build-out and commercialization of the Company’s Conway, Arkansas extracts and ready-to-drink facility.  Mr. Martin’s and Ms. Natori’s vision and partnership have been instrumental in positioning the Company for its next phase.

Item 9.01.Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit

99.1*	Westrock Coffee Company Press Release, dated March 10, 2026

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* Furnished, not filed

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTROCK COFFEE COMPANY

By:	/s/ Robert P. McKinney
	Name:	Robert P. McKinney
	Title:	Chief Legal Officer and Corporate Secretary

Dated: March 10, 2026